UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of  1934


                Date of Report (Date of earliest event reported):
                                  March 6, 1997


                          Gum Tech International, Inc.
               ---------------------------------------------------
              (Exact name of registrant as specified in it charter)


         Utah                          0-27646               87-0482806
(State or other jurisdiction        (Commission            (I.R.S. Employer
of incorporation)                    File Number)        Identification Number)


                            4205 North Seventh Avenue
                                    Suite 300
                             Phoenix, AZ 85013-3080
                     --------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (602) 277-0606


                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

     On March 6, 1997, the Company completed the sale of an aggregate of $2,530,000.00 convertible debentures. The debentures bear interest at 11% per annum and are due and payable on January 1, 2002. The debentures are convertible into shares of the Company's common stock at $4.75 per share. The common stock issueable under the debentures carries certain registration rights on or after July 31, 1997. However, any shares issueable upon conversion of the debentures are subject to a lock-up agreement with the Company through January 31, 1998. The proceeds of the sale of the convertible debentures will be used for working capital and other corporate purposes.

ITEM 7.  Financial Statements and Exhibits

     (c) Exhibits:

          10.20   Form of Convertible Note dated February 20, 1997.
          10.21   Registration Rights Agreement


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GUM TECH INTERNATIONAL, INC.
                                                     (Registrant)

                                     By: /s/ Jeffrey L. Bouchy
                                         ---------------------------------------
                                         Jeffrey L. Bouchy
                                         Chief Financial Officer


Dated: March 6, 1997